UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2006

PROVIDENT FINANCIAL HOLDINGS, INC.
 (Exact name of registrant as specified in its charter)
Delaware	000-28304	33-0704889
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3756 Central Avenue, Riverside, California	92506
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (951) 686-6060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

         On October 24, 2006, Provident Financial Holdings, Inc. ("Corporation"), the holding company for Provident Savings Bank, F.S.B., announced that the Corporation posted its Investor Presentation on the Corporation's website, www.myprovident.com, under Presentations in the Investor Relations section. A copy of the Investor Presentation is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

            (c)          Exhibits

            99.1        Investor Presentation of Provident Financial Holdings, Inc.


SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 24, 2006	PROVIDENT FINANCIAL HOLDINGS, INC.

/s/ Donavon P. Ternes Donavon P. Ternes Chief Financial Officer (Principal Financial and Accounting Officer)

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EXHIBIT 99.1

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PROVIDENT

Provident Financial Holdings, Inc.

September 30, 2006

www.myprovident.com

Provident Financial Holdings, Inc.

Safe-Harbor Statement

This presentation may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to, among others, expectations of the business environment in which the Company operates, projections of future performance, perceived opportunities in the market, potential future credit experience, and statements regarding the Company's mission and vision. These forward-looking statements are based upon current management expectations, and may, therefore, involve risks and uncertainties. The Company's actual results, performance, or achievements may differ materially from those suggested, expressed, or implied by forward-looking statements due to a wide range of factors including, but not limited to, the general business environment, interest rates, the California real estate market, competitive conditions between banks and non-bank financial services providers, regulatory changes, and other risks detailed in the Company's reports filed with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the fiscal year ended June 30, 2006. Forward-looking statements are effective only as of the date that they are made and the Company assumes no obligation to update this information.

PROVIDENT
Provident Financial Holdings, Inc.

Market Highlights

Provident Financial Holdings, Inc.	
Nasdaq GSM:	PROV
Share price:	$30.14
52-week range:	$25.04 - $33.15
Shares outstanding	6,886,345 shares
Market cap:	$207.6 million
P/E (ttm):	9.91
EPS (ttm):	$3.04
Annual div & yield:	$0.60 (1.99%)
Div distribution date:	08-Sep-06
Div record date:	17-Aug-06
As of September 30, 2006.	

Organizational Chart

Provident Financial Holdings, Inc.



Provident Financial Holdings (Holding Company)
Mortgage Banking
(Provident Bank Mortgage)
Provident Bank
Community Banking
(Provident Bank)
Provident Financial Corp
Real Estate Operations

PROV Overview

Regional Banking Services Company Based in the Inland Empire Area of Southern California

- Strong organic growth rate
- Expanding customer base and market
- Strong mortgage operations
- Outstanding asset quality
- Largest independent community bank headquartered in Riverside County, California

Provident Locations



Pleasanton, Northern California
San Luis Obispo
Kern
San Bernardino
Santa Barbara
Ventura
Los Angeles
Orange
Riverside
San Diego
Imperial

Provident Bank

Full Service Offices:

- Blythe
- Canyon Crest, Riverside
- Corona
- Corporate Office, Riverside
- Downtown, Riverside
- Hemet
- La Sierra, Riverside (Winter 2006)
- Moreno Valley - Heacock St.
- Moreno Valley - Iris Ave. (Fall 2007)
- Orangecrest, Riverside
- Rancho Mirage
- Redlands
- Sun City
- Temecula

Provident Bank Mortgage

Wholesale Offices:

- Pleasanton
- Rancho Cucamonga
- San Diego

Retail Offices:

- Call Center, Riverside
- Carlsbad
- Corona
- Diamond Bar
- Glendora
- Huntington Beach
- La Quinta
- Rancho Mirage
- Riverside
- Temecula
- Torrance
- Vista

Provident Financial Holdings, Inc.

Attractive Inland Empire Market

- "From 1990 to 2005, the Inland Empire added 500,192 jobs, that is 46% of the 1,086,141 job growth in Southern California. In 2005 alone, the region's 56,658 new jobs exceeded the combined growth of Orange County (32,717) and San Diego County (21,058)."
  Source: 2006 Husing Report.
- "People are moving to the Inland Empire due to the huge median home price advantage. Its $386,000 median price saved families: $124,000 (Los Angeles), $156,000 (San Diego), and $284,000 (Orange County)."
  Source: 2006 Husing Report.
- "The Inland Empire will add 1.76 million people from 2000 to 2020, more than all but seven U.S. states."
  Source: 2006 Husing Report.
- "Office absorption has reached record levels as some coastal firms have realized they need to be located in the midst of the Inland Empire's 3.9 million people and 1.2 million job economy."
  Source: 2006 Husing Report.

Business Strategy

PROVIDENT
Provident Financial Holdings, Inc.

Holding Company

- Prudent share repurchase program
- Prudent cash dividend policy

Provident Bank

- Asset growth - loans vs. investments
- Loan portfolio mix - "preferred loans" vs. single-family loans
- Deposit growth vs. wholesale funding

Provident Bank Mortgage

- Loan origination mix - purchase vs. refinance
- High margin products - e.g. seconds, alt-A fixed and alt-A adjustable loans vs. all other loans

PROV Highlights

Provident Financial Holdings, Inc.

Financial Position:	As of 09/30/2006	As of 06/30/2005
Total assets ……………………	$ 1.70 billion	$ 1.63 billion
Loans held for investment …….	$ 1.31 billion	$ 1.13 billion
Deposits ……………………….	$ 915.0 million	$ 918.6 million
Equity …………………………..	$ 138.4 million	$ 123.0 million
Tangible equity ……………….	$ 138.4 million	$ 122.9 million

Financial Results:	Quarter Ended 09/30/2006	Quarter Ended 06/30/2005
Net income …………………….	$ 5.3 million	$ 4.8 million
Return on average equity …….	15.25%	15.93%
Return on average assets …….	1.28%	1.22%
Net interest margin …………….	2.68%	2.90%
Efficiency ratio …………………	45.37%	50.63%
Total loan originations ………..	$ 429.7 million	$ 511.1 million
Provident Bank ………………..	$ 70.2 million	$ 73.3 million
Provident Bank Mortgage …	$ 359.5 million	$ 437.8 million

Provident Financial Holdings, Inc.

Quarterly Net Income


(In Millions)
$4.8
$4.9
$4.8
$3.4
$4.1
$3.9
$5.0
$4.5
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$ -
06/05
09/05
12/05 (1)
03/06
06/06 (2)
09/06 (3)
(Quarter Ended)

(1) Excluding the gain on sale of real estate of $6.3 million. On a GAAP basis, Net Income was $8.4 million as described in the Form 10-Q for the quarter ended December 31, 2005.

(2) Excluding a $500,000 contribution to the Provident Savings Bank Charitable Foundation. On a GAAP basis, Net Income was $3.8 million as described in the Form 10-K for the fiscal year ended June 30, 2006.

(3) Excluding the gain on sale of real estate of $2.3 million. On a GAAP basis, Net Income was $5.3 million as described in the Earnings Release for the quarter ended September 30, 2006.

Provident Financial Holdings, Inc.

Pre-Tax Income - Operating Segments



(In Millions)
$9.0
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$3.8
$4.6
$3.2
$5.5
$2.1
$6.3
$0.1
$6.0
$1.2
$6.1
$0.9
$6.1
25% C.A.G.R. (1)
06/05
09/05
12/05 (2)
03/06
06/06 (3)
09/06 (4)
(Quarter Ended)
Community Banking
Mortgage Banking

(1) C.A.G.R. - Compound annual growth rate from the quarter ended 06/30/05 through 09/30/06.

(2) Excluding the gain on sale of real estate of $6.3 million. On a GAAP basis, Pre-Tax Income for Community Banking was $12.5 million as described in the Form 10-Q for the quarter ended December 31, 2005.

(3) Excluding a $500,000 contribution to the Provident Savings Bank Charitable Foundation. On a GAAP basis, Pre-Tax Income for Community Banking was $5.6 million as described in the Form 10-K for the fiscal year ended June 30, 2006.

(4) Excluding the gain on sale of real estate of $2.3 million. On a GAAP basis, Pre-Tax Income for Community Banking was $8.4 million as described in the Earnings Release for the quarter ended September 30, 2006.

Provident Financial Holdings, Inc.

Quarterly Net Interest Income



(In Millions)
$12.0
$11.0
$10.0
$9.0
$8.0
$7.0
$6.0
$11.2
$11.0
$11.0
$11.2
$10.9
$10.8
06/05
09/05
12/05
03/06
06/06
09/06
(Quarter Ended)

Non-Interest Income


(In Millions)
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$1.4
$5.1
$1.6
$4.4
$1.7
$3.4
$1.5
$2.7
$1.5
$3.1
$1.6
$3.5
06/05
09/05
12/05 (1)
03/06
06/06
09/06 (2)
(Quarter Ended)
Gain on Sale of Loans
Other Fees

(1) Excluding the gain on sale of real estate of $6.3 million. On a GAAP basis, Other Fees were $8.0 million as described in the Form 10-Q for the quarter ended December 31, 2005.
(2) Excluding the gain on sale of real estate of $2.3 million. On a GAAP basis, Other Fees were $3.9 million as described in the Earnings Release for the quarter ended September 30, 2006.

PROVIDENT
Provident Financial Holdings, Inc.

Net Interest Margin



3.25%
3.00%
2.75%
2.50%
2.25%
2.00%
2.90%
2.80%
2.87%
3.00%
2.82%
2.68%
06/05
09/05
12/05
03/06
06/06
09/06
(Quarter Ended)

Provident Financial Holdings, Inc.

Net Interest Margin vs. Fed Funds


5.50%
5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%

	12/04	03/05	06/05	09/05	12/05	03/06	06/06	09/06
NIM (%)	2.93%	2.98%	2.90%	2.80%	2.87%	3.00%	2.82%	2.68%
Fed Funds (%)	2.25%	2.75%	3.25%	3.75%	4.25%	4.75%	5.25%	5.25%

Operating Expenses

Provident Financial Holdings, Inc.


(In Millions)
$9.0
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$8.9
$8.2
$7.8
$8.0
$8.4
$8.2
06/05
09/05
12/05
03/06
06/06 (1)
09/06
(Quarter Ended)

(1) Excluding a $500,000 contribution to the Provident Savings Bank Charitable Foundation. On a GAAP basis, Operating Expenses were $8.9 million as described in the Form 10-K for the fiscal year ended June 30, 2006.

G&A to Average Assets



2.50%
2.25%
2.00%
1.75%
1.50%
1.25%
1.00%
2.24%
2.01%
1.97%
2.09%
2.13%
2.00%
06/05
09/05
12/05
03/06
06/06 (1)
09/06
(Quarter Ended)

(1) Excluding a $500,000 contribution to the Provident Savings Bank Charitable Foundation. On a GAAP basis, G&A to Average Assets was 2.26%.

PROVIDENT
Provident Financial Holdings, Inc.

Efficiency Ratio


55.00%
52.50%
50.00%
47.50%
45.00%
42.50%
40.00%
50.63%
48.17%
48.27%
52.19%
54.33%
51.99%
06/05
09/05
12/05 (1)
03/06
06/06 (2)
09/06 (3)
(Quarter Ended)

(1) Excluding the gain on sale of real estate of $6.3 million. On a GAAP basis, the Efficiency Ratio was 34.72% as described in the Form 10-Q for the quarter ended December 31, 2005.

(2) Excluding a $500,000 contribution to the Provident Savings Bank Charitable Foundation. On a GAAP basis, the Efficiency Ratio was 57.54% as described in the Form 10-K for the fiscal year ended June 30, 2006.

(3) Excluding the gain on sale of real estate of $2.3 million. On a GAAP basis, the Efficiency Ratio was 45.37% as described in the Earnings Release for the quarter ended September 30, 2006.

Return on Average Assets



1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
1.22%
1.22%
1.20%
0.89%
1.04%
0.95%
06/05
09/05
12/05 (1)
03/06
06/06 (2)
09/06 (3)
(Quarter Ended)

(1) Excluding the gain on sale of real estate of $6.3 million. On a GAAP basis, Return on Average Assets was 2.13% as described in the Form 10-Q for the quarter ended December 31, 2005.

(2) Excluding a $500,000 contribution to the Provident Savings Bank Charitable Foundation. On a GAAP basis, Return on Average Assets was 0.96% as described in the Form 10-K for the fiscal year ended June 30, 2006.

(3) Excluding the gain on sale of real estate of $2.3 million. On a GAAP basis, Return on Average Assets was 1.28% as described in the Earnings Release for the quarter ended September 30, 2006.

Return on Average Equity


15.93%
15.80%
15.00%
10.17%
12.05%
11.36%
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
06/05
09/05
12/05 (1)
03/06
06/06 (2)
09/06 (3)
(Quarter Ended)

(1) Excluding the gain on sale of real estate of $6.3 million. On a GAAP basis, Return on Average Equity was 26.12% as described in the Form 10-Q for the quarter ended December 31, 2005.

(2) Excluding a $500,000 contribution to the Provident Savings Bank Charitable Foundation. On a GAAP basis, Return on Average Equity was 11.20% as described in the Form 10-K for the fiscal year ended June 30, 2006.

(3) Excluding the gain on sale of real estate of $2.3 million. On a GAAP basis, Return on Average Equity was 15.25% as described in the Earnings Release for the quarter ended September 30, 2006.

PROVIDENT
Provident Financial Holdings, Inc.

Diluted Earnings per Share


$0.80
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$-
$0.68
$0.71
$0.70
$0.49
$0.60
$0.57
06/05
09/05
12/05 (1)
03/06
06/06 (2)
09/06 (3)
(Quarter Ended)

(1) Excluding the gain on sale of real estate of $6.3 million. On a GAAP basis, Diluted Earnings per Share was $1.23 as described in the Form 10-Q for the quarter ended December 31, 2005.

(2) Excluding a $500,000 contribution to the Provident Savings Bank Charitable Foundation. On a GAAP basis, Diluted Earnings per Share was $0.56 as described in the Form 10-K for the fiscal year ended June 30, 2006.

(3) Excluding the gain on sale of real estate of $2.3 million. On a GAAP basis, Diluted Earnings per Share was $0.77 as described in the Earnings Release for the quarter ended September 30, 2006.

Book Value per Share



11% C.A.G.R.*
$20.50
$20.00
$19.50
$19.00
$18.50
$18.00
$17.50
$17.00
$16.50
$16.00
$17.68
$17.67
$18.22
$18.21
$19.12
$19.12
$19.31
$19.30
$19.48
$19.48
$20.09
$20.09
06/05
09/05
12/05
03/06
06/06
09/06
(Quarter Ended)
Book Value per Share
Tangible Book Value per Share

* C.A.G.R. - Compound annual growth rate from the quarter ended 06/30/05 through 09/30/06.

PROVIDENT
Provident Financial Holdings, Inc.

Community Banking

PROVIDENT
Bank™

More for you everyday.

Total Assets



(In Millions)
$1,700
$1,600
$1,500
$1,400
$1,300
$1,200
$1,100
$1,000
$1,632
$1,631
$1,576
$1,563
$1,622
$1,696
06/05
09/05
12/05
03/06
06/06
09/06
(Quarter Ended)

Loan to Investment Mix



(In Millions)
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$232
$214
$200
$190
$177
$194
$1,132
$1,128
$1,162
$1,205
$1,263
$1,306
12% C.A.G.R.*
06/05
09/05
12/05
03/06
06/06
09/06
(Quarter Ended)
Loans Held for Investment
Investment Securities

* C.A.G.R. - Compound annual growth rate from the quarter ended 06/30/05 through 09/30/06.

Provident Bank Loan Originations (Primarily "Preferred Loans")

PROVIDENT
Provident Financial Holdings, Inc.



(In Millions)
$120
$100
$80
$60
$40
$20
$0
$73
$84
$52
$109
$86
$70
06/05
09/05
12/05
03/06
06/06
09/06
(Quarter Ended)

Loan Portfolio Mix
(Loans Held for Investment)

Provident Financial Holdings, Inc.


(In Millions)
$900
$800
$700
$600
$500
$400
$300
$200
$100
$-
$815
$479
$12
As of 09/30/2006
Single-Family
"Preferred Loans"
Other


(In Millions)
$900
$800
$700
$600
$500
$400
$300
$200
$100
$-
$803
$318
$11
As of 06/30/2005
Single-Family
"Preferred Loans"
Other

Asset Quality

Provident Financial Holdings, Inc.

Non-Performing Assets ("NPA") & NPA to Total Assets



$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
(In Thousands)
1.00 %
0.90 %
0.80 %
0.70 %
0.60 %
0.50 %
0.40 %
0.30 %
0.20 %
0.10 %
0.00 %
(Percentage)

	06/05	09/05	12/05	03/06	06/06	09/06
Non-Performing Assets	$590	$1,811	$849	$1,549	$2,528	$4,426
NPA to Total Assets	0.04 %	0.11 %	0.05 %	0.10 %	0.16 %	0.26 %

Asset Quality

Provision for Loan Losses (PLL) &
Allowance for Loan Losses to Loans Held for Investment (ALL to LHI)



$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
-$200
-$400
(In Thousands)
1.40 %
1.20 %
1.00 %
0.80 %
0.60 %
0.40 %
0.20 %
0.00 %
-0.20 %
-0.40 %
(Percentage)

	06/05	09/05	12/05	03/06	06/06	09/06
PLL	$335	$65	-$27	$1,301	-$205	$637
ALL to LHI	0.81 %	0.82 %	0.79 %	0.87 %	0.81 %	0.82 %

PROVIDENT
Provident Financial Holdings, Inc.

Transaction Accounts, CDs & Borrowings



(In Millions)
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$561
$507
$467
$470
$546
$618
$434
$489
$500
$501
$527
$541
$485
$474
$445
$431
$391
$374
06/05
09/05
12/05
03/06
06/06
09/06
(Quarter Ended)
Transaction Accounts
CDs
Borrowings

Deposit Composition


(In Millions)
$600
$500
$400
$300
$200
$100
$0
$541
$170
$127
$47
$30
As of 09/30/2006
CD's
Savings
Interest Checking
Non-interest Checking
Money Market


(In Millions)
$500
$400
$300
$200
$100
$0
$434
$268
$128
$48
$41
As of 06/30/2005
CD's
Savings
Interest Checking
Non-interest Checking
Money Market

PROVIDENT
Provident Financial Holdings, Inc.

Mortgage Banking

PROVIDENT
Bank Mortgage™
Faster funded home loans.

Provident Financial Holdings, Inc.

Provident Bank Mortgage Loan Originations



(In Millions)
$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
$103
$335
$103
$369
$99
$301
$42
$250
$83
$284
$48
$311
06/05
09/05
12/05
03/06
06/06
09/06
(Quarter Ended)
Saleable
Portfolio

PBM Purchase vs. Refinance



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Refinance (%)
Purchase (%)

	06/05	09/05	12/05	03/06	06/06	09/06
Refinance	43%	55%	51%	53%	55%	58%
Purchase	57%	45%	49%	47%	45%	42%

(Quarter Ended)

Provident Financial Holdings, Inc.

"High Margin" vs. "Low Margin" Products


(In Millions)
$400
$350
$300
$250
$200
$150
$100
$50
$0
$104
$231
$119
$250
$71
$230
$71
$179
$78
$206
$71
$240
06/05
09/05
12/05
03/06
06/06
09/06
(Quarter Ended)
"High Margin" Products
"Low Margin" Products

Provident Financial Holdings, Inc.

Loan Sale Margin


1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
1.40%
1.23%
1.10%
1.01%
0.95%
1.11%
06/05
09/05
12/05
03/06
06/06
09/06
(Quarter Ended)

Capital Management

Stockholders' Equity



PROVIDENT
Provident Financial Holdings, Inc.



10% C.A.G.R.*
(In Millions)
$140
$135
$130
$125
$120
$115
$110
$105
$100
$123
$126
$131
$137
$136
$138
06/05
09/05
12/05
03/06
06/06
09/06
(Quarter Ended)

* C.A.G.R. - Compound annual growth rate from the quarter ended 06/30/05 through 09/30/06.

Share Repurchase Program


180,000
160,000
140,000
120,000
100,000
80,000
60,000
40,000
20,000
0
(# of Shares)

	06/05	09/05	12/05	03/06	06/06	09/06
Shares Repurchased	66,900	28,000	169,015	21,590	148,564	111,185
Average Cost per Share	$27.26	$28.30	$27.25	$29.36	$29.65	$30.35

(Quarter Ended)

Cash Dividend per Share



$0.16
$0.14
$0.12
$0.10
$0.08
$0.06
$0.04
$0.02
$0.00
$0.14
$0.14
$0.14
$0.15
$0.15
$0.15
06/05
09/05
12/05
03/06
06/06
09/06
(Quarter Ended)

Provident Financial Holdings, Inc.

Consolidated Capital Ratio


8.80%
8.60%
8.40%
8.20%
8.00%
7.80%
7.60%
7.40%
7.20%
7.00%
6.80%
7.54%
7.53%
7.74%
7.74%
8.28%
8.28%
8.76%
8.75%
8.40%
8.40%
8.16%
8.16%
06/05
09/05
12/05
03/06
06/06
09/06
(Quarter Ended)
Equity to Assets
Tangible Equity to Assets

Bank Capital Ratio



Tier 1 Core Capital Ratio
10.00%
9.00%
8.00%
7.00%
6.00%
5.00%
6.56%
6.90%
8.02%
8.24%
8.08%
7.51%
06/05
09/05
12/05
03/06
06/06
09/06
(Quarter Ended)

PROVIDENT
Provident Financial Holdings, Inc.

Stock Performance


$120
$115
$110
$105
$100
$95
$90
$85

	Mar 2005	Jun 2005	Sep 2005	Dec 2005	Mar 2006	Jun 2006	Aug 2006
PROV	$100	$95	$95	$90	$112	$104	$106
Nasdaq Bank Index	$100	$103	$104	$106	$112	$110	$112
Nasdaq Stock Index	$100	$103	$108	$111	$118	$110	$110

Assumes that the value of the investment in the Company's Common Stock and in each Index was $100 on March 31, 2005 and that all dividends were reinvested.

PROVIDENT

Provident Financial Holdings, Inc.

PROV
NASDAQ
LISTED

www.myprovident.com